FAMLT 2004-1
Credit Risk Manager Report
October 2004

2004 The Murrayhill Company. All Rights Reserved.

The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security.
The Report is based upon information provided to The Murrayhill Company by third parties and therefore The Murrayhill Company cannot, and does not, warrant that the information contained in this Report is accurate or complete.

2004 The Murrayhill Company. All Rights Reserved.

Table of Contents

Section One Transaction Summary

Section Two Prepayment Premium Analysis

Section Three Loss Analysis

Section Four Analytics

2004 The Murrayhill Company. All Rights Reserved.

FAMLT 2004-1 August 2004
Transaction Summary
Closing Date 5/28/04
Depositor        Structured Asset Securities Corporation
Trustee          US Bank
Master Servicer  Aurora Loan Services
Servicer         Litton
Mortgage Insurer Mortgage Guaranty Insurance Corporation
Delinquency Reporting Method OTS(1)

Collateral Summary
                   Closing Date 9/30/2004(2)   9/30/2004
as a Percentage of Closing Date
Collateral Balance $903,015,234 $805,745,578   89.22%
Loan Count          5,166        4,770         92.33%

Collateral Statistics           Loan Count    Summed Balance
Repurchases(3) 				 0 	$          0
First Payment Defaults 		        27 	$  3,981,900
Early Payment Defaults (4) 	       	88	$ 14,450,600
Multiple Loans to One Borrower		 0 	$          0

Second Lien Statistics 		Loan Count    Summed Balance
Outstanding Second Lien Loans 	       453      $ 22,328,699
30 Days Delinquent 			23 	   $ 940,885
60 Days Delinquent 			 4	   $ 276,774
90+ Days Delinquent			11	   $ 598,193

(1) OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.
(2) These figures are based upon information provided to Murrayhill by the servicers on a monthly basis.
(3) Refers to loans repurchased in the current month
(4) A default that occurs on the second or third scheduled payment

2004 The Murrayhill Company. All Rights Reserved.

Delinquencies

Murrayhill has noticed that delinquency counts have not reconciled between what the servicers are reporting and what is being reported on the remittance statement, particularly for foreclosure loans. We have requested a complete delinquency counts reported to the securities administrator to those reported by each individual servicer.

Delinquency Counts		30	60	90+	FC	REO
As reported on remittance	166	68	68	49	7
As reported by servicers	166	68	122	2	0
Difference			0	0	-54	47	7

2004 The Murrayhill Company. All Rights Reserved.

Reconciliation of Prepayment Premiums for FAMLT 2004-1
Mortgage Data Through: September 30, 2004

Section 1:	Prepayment premiums collected by the servicer
and remitted
to the trustee. This information is reported to Murrayhill by the servicer each month.

		Trustee Remittance Date
Servicer	25-Oct-04	25-Sep-04	25-Aug-04
25-Jul-04	25-Jun-04
TOTAL		$348,691	$325,523	$296,026
$181,142	$139,493

Section 2:	Prepayment premiums remitted to the P
Class by the trustee. This information is taken from the statement to Certificateholders prepared by the trustee.

		Trustee Remittance Date
Class		25-Oct-04	25-Sep-04	25-Aug-04
25-Jul-04	25-Jun-04
P Class		$348,691	$325,523	$296,026
$181,142	$139,493

Section 3:	Reconciliation of the amounts remitted
by the servicer to the trustee, and the amount remitted to the P Classholders by the trustee.


Amount remitted by servicer:		$348,691
Amount remitted to the P Class:		$348,691
Difference:				$0

2004 The Murrayhill Company. All Rights Reserved.

Aggregate Paid-Off Loans Report for FAMLT 2004-1
Mortgage Data Through: September 30, 2004

Trustee Remittance Date				25-Oct-04
25-Sep-04
25-Aug-04	25-Jul-04	25-Jun-04
Loans with Active Prepayment Flags with
Premiums Remitted (A)				62		54
42		45		24

Loans without Prepayment Flags with
Premiums Remitted				0		0
0		0		0

Total Loans with Premiums Remitted (B)		62		54
42		45		24

Loans with Active Prepayment Flags (C)		66		56
43		46		26

Loans without Prepayment Flags with
Premiums Remitted				0		0
0		0		0

Subtotal (D)					66		56
43		46		26

Premiums Remitted for loans with Active
Prepayment Flags (A/C)				93.94%		96.43%
97.67%		97.83%		92.31%

Total Loans with Premiums Remitted to
the Subtotal (B/D)				93.94%		96.43%
97.67%		97.83%		92.31%

Total Paid-Off Loans (E)			111		97
67		82		51

Total Loans with Premiums Remitted to the
Total Paid-Off Loans (B/E)			55.9%		55.7%
62.7%		54.9%		47.1%

2004 The Murrayhill Company. All Rights Reserved.

Paid-Off Loans Exception Report for FAMLT 2004-1
Mortgage Data Through: September 30, 2004



Total
Total Paid-Off Loans with Flags
66

Less Exceptions:
Loans with Expired Prepayment Clauses (as stated in the Note)1	0

Loans that Contained a Clause Allowing
Prepayment Premiums to be Waived at the Time of Liquidation1	0

Loans that were Liquidated from REO Status1			0

Loans with Discrepancies between the Data File and the Note1	0

Defaulted Liquidated Loans that Could Not Have Collected
Premiums because of the Acceleration of the Debt1		0

Loans that were Liquidated Through Loss Mitigation Efforts1	0

Total Paid-Off Loans with Active Prepayment Flags (C)		66

Other Exceptions:
Paid-Off Loans that Did Not have Premiums Collected
because of State Statutes					0

Paid-Off Loans with Active Prepayment Flags
that Have Not Remitted Premiums					4

1  These categories are mutually exclusive.

2004 The Murrayhill Company. All Rights Reserved.

Paid-Off Loans With Prepayment Flags for FAMLT 2004-1
Mortgage Data Through: September 30, 2004

Payoff Date
Payoff Date	Loan Number	Delinquency String	Origination Date
PPP Flag	Exp. Date	Payoff Balance	PPP Remitted	% of Premium
to Payoff Balance	"No Premium Collected, w/ Flag"	"PPP
Collected, No Flag"	Comments
	11909397	4940925	 CCC0 	12/19/2003	2
12/19/2005 	" $141,439 "	 $- 	0%
Awaiting servicer's response
	11923900	4941050	 CCC0 	1/9/2004	2
1/9/2006 	" $170,243 "	 $- 	0%
Awaiting servicer's response
	11928868	4942768	 CCC0 	2/10/2004	2
2/10/2006 	" $193,970 "	 $- 	0%
Awaiting servicer's response
	12118873	4943685	 CCCCC0 3/29/2004	2
3/29/2006 	" $73,617 "	 $- 	0%
Awaiting servicer's response
	11910387	4940525	 CCC0 	12/22/2003	2
12/22/2005 	" $85,969 "	" $3,395 "	4%
	11910312	4940867	 CCC0 	12/23/2003	2
12/23/2005 	" $130,495 "	" $3,518 "	3%
	11912747	4941410	CCC0	12/23/2003	2
 12/23/2005 	" $321,203 "	" $10,266 "	3%
	11915089	4941421	CCC0	12/24/2003	2
12/24/2005 	" $328,765 "	" $8,705 "	3%
	11911160	4941301	 CCC0 	12/29/2003	2
12/29/2005 	" $254,127 "	" $5,083 "	2%
	11916533	4941443	CCC0	12/29/2003	2
12/29/2005 	" $339,802 "	" $8,827 "	3%
	11916558	4941606	CCC0	12/29/2003	2
 12/29/2005 	" $597,120 "	" $14,922 "	2%
	11920360	4940097	 CCC0 	12/30/2003	2
12/30/2005 	" $34,860 "	 $348 		1%
	11920535	4940130	 CCC0 	12/30/2003	2
12/30/2005 	" $39,822 "	" $1,333 "	3%
	11908175	4941375	 CCC0 	12/30/2003	2
12/30/2005 	" $296,371 "	" $7,091 "	2%
	11908969	4941612	CC30	12/30/2003	2	 12/30/2005 	" $611,497 "	" $16,404 "	3%
	11913257	4941608	CCC0	12/30/2003	2	 12/30/2005 	" $601,460 "	" $16,792 "	3%
	11919909	4940539	 CCC0 	12/31/2003	2	 12/31/2005 	" $87,904 "	" $3,425 "	4%
	11913943	4941155	 6CC0 	12/31/2003	2	 12/31/2005 	" $196,990 "	" $5,413 "	3%
	11918158	4941210	 CCC0 	12/31/2003	2	 12/31/2005 	" $214,997 "	" $6,326 "	3%
	11915022	4941002	 CCC0 	1/5/2004	2	 1/5/2006 	" $158,311 "	" $7,017 "	4%
	11922670	4941215	 69F0 	1/6/2004	2	 1/6/2006 	" $218,058 "	" $6,321 "	3%
	11909702	4941049	 CCC0 	1/7/2004	2	 1/7/2006 	" $169,950 "	" $4,575 "	3%
	11910049	4941622	CCC0	1/7/2004	2	 1/7/2006 	" $640,942 "	" $16,932 "	3%
	11922365	4941550	 CCC0 	1/9/2004	2	 1/9/2006 	" $490,131 "	" $4,901 "	1%
	11923207	4941242	 CCC0 	1/14/2004	2	 1/14/2006 	" $227,123 "	" $6,698 "	3%
	11931812	4941759	 CCC0 	1/22/2004	2	 1/22/2006 	" $37,544 "	 $751 		2%
	11919222	4940160	 CCC0 	1/22/2004	2	 1/22/2006 	" $43,491 "	" $1,805 "	4%
	11931804	4942596	 CC30 	1/22/2004	2	 1/22/2006 	" $151,380 "	" $3,028 "	2%
	11927258	4942692	 CCC0 	1/22/2004	2	 1/22/2006 	" $173,321 "	" $4,070 "	2%
	11924320	4941170	 CCC0 	1/22/2004	2	 1/22/2006 	" $201,451 "	" $6,333 "	3%
	11928595	4942943	 CCC0 	1/26/2004	2	 1/26/2006 	" $270,605 "	" $7,427 "	3%
	11934766	4942468	 CCC0 	1/27/2004	2	 1/27/2006 	" $126,190 "	" $5,276 "	4%
	11934279	4943178	CCC0	1/27/2004	2	 1/27/2006 	" $508,748 "	" $11,662 "	2%
	11927977	4942909	CCC0	1/28/2004	2	 1/28/2006 	" $249,174 "	" $7,955 "	3%
	11928710	4941730	 CCC0 	1/29/2004	2	 1/29/2006 	" $34,620 "	" $1,486 "	4%
	11934717	4942251	 CCC0 	1/29/2004	2	 1/29/2006 	" $97,235 "	" $3,883 "	4%
	11928686	4942534	 CCC0 	1/29/2004	2	 1/29/2006 	" $138,121 "	" $3,918 "	3%
	11924858	4942723	 CC30 	1/30/2004	2	 1/30/2006 	" $181,575 "	" $7,070 "	4%
	11937075	4942336	 CCC0 	2/9/2004	2	 2/9/2006 	" $108,800 "	" $3,392 "	3%
	11937448	4942682	 CCC0 	2/9/2004	2	 2/9/2006 	" $171,384 "	" $5,301 "	3%
	11936713	4943250	 CCC0 	2/9/2004	2	 2/9/2006 	" $626,827 "	" $6,172 "	1%
	11935988	4941826	 CCC0 	2/12/2004	2	 2/12/2006 	" $46,705 "	" $1,959 "	4%
	11934162	4942759	 CCC0 	2/12/2004	2	 2/12/2006 	" $191,037 "	" $4,556 "	2%
	11935962	4942742	 CCC0 	2/12/2004	2	 2/12/2006 	" $186,460 "	" $5,394 "	3%
	11938149	4942195	 CCC0 	2/13/2004	2	 2/13/2006 	" $88,042 "	" $2,457 "	3%
	12122735	4944919	CCCC30	3/15/2004	2	 3/15/2006 	" $359,538 "	" $11,847 "	3%
	12120341	4944105	 CCCCC0 3/22/2004	2	 3/22/2006 	" $121,304 "	" $3,089 "	3%
	12121505	4944784	 CCCCC0 3/25/2004	2	 3/25/2006 	" $265,584 "	" $7,837 "	3%
	12127239	4944480	 CCCCC0 3/26/2004	2	 3/26/2006 	" $177,474 "	" $2,262 "	1%
	12117248	4944894	 CCCCC0 3/30/2004	2	 3/30/2006 	" $340,387 "	" $3,417 "	1%
	12122321	4943576	 CCCCC0 3/31/2004	2	 3/31/2006 	" $59,882 "	" $1,946 "	3%
	12129128	4944677	 CCC360 3/31/2004	2	 3/31/2006 	" $223,853 "	" $2,239 "	1%
	12116943	4944684	 CCCCC0 4/1/2004	2	 4/1/2006 	" $225,150 "	" $6,304 "	3%
	12128815	4943873	 CCCCC0 4/5/2004	2	 4/5/2006 	" $95,815 "	 $882 		1%
	12120846	4943786	 CCCCC0 4/5/2004	2	 4/5/2006 	" $84,805 "	" $2,502 "	3%
	12118469	4945091	CCCC30	4/5/2004	2	 4/5/2006 	" $615,106 "	" $18,766 "	3%
	11919529	4941400	 CCC0 	12/23/2003	3	 12/23/2006 	" $313,615 "	" $7,955 "	3%
	11912523	4940301	 CCC0 	12/24/2003	3	 12/24/2006 	" $58,312 "	" $1,799 "	3%
	11921623	4940128	 CCC0 	12/31/2003	3	 12/31/2006 	" $39,763 "	" $1,192 "	3%
	11911954	4940940	 CCC0 	1/8/2004	3	 1/8/2007 	" $143,629 "	" $5,879 "	4%
	11924924	4942043	 CCC0 	1/21/2004	3	 1/21/2007 	" $71,576 "	 $719 		1%
	11928884	4942107	 CCC0 	1/28/2004	3	 1/28/2007 	" $76,119 "	" $1,963 "	3%
	11927712	4942104	 CCC0 	1/30/2004	3	 1/30/2007 	" $76,082 "	 $776 		1%
	11930534	4942382	 CCC0 	2/4/2004	3	 2/4/2007 	" $114,784 "	" $3,753 "	3%
	11929445	4942303	 CCC0 	2/10/2004	3	 2/10/2007 	" $104,550 "	" $4,075 "	4%
	12117677	4944608	 CCCCC0 3/18/2004	3	 3/18/2007 	" $203,785 "	" $6,115 "	3%

2004 The Murrayhill Company. All Rights Reserved.

Section Three
Loss Analysis

2004 The Murrayhill Company. All Rights Reserved.

FAMLT 2004-1 Historical Monthly Losses
Losses Through: September 30, 2004

Date		Loan Loss Amount	Loss Percentage
10/25/2004	$0.00			0.00%
9/25/2004	$14,456.89		0.00%
8/25/2004	$0.00			0.00%
7/25/2004	$836.82			0.00%
6/25/2004	$0.00			0.00%
Totals: 	$15,293.71		0.00%

The loss percentage is a calculation of the total monthly loss as a percentage of the original balance of the security.

2004 The Murrayhill Company.  All Rights Reserved.

FAMLT 2004-1 Loss Reconciliation Report
Trustee Remittance Date: October 25, 2004

Remittance Statement							Summary

10/25/2004	$9,433				Loan-Level Losses:	$0
						Subsequent Losses:	$0
						Subsequent Gains:	$0
						Monthly Security Loss:	$0
						Losses Remitted:	$9,433
						Difference1:		($9,433)

Loan Number	Loss		Loan Number	Loss		Loan Number	Loss

Category	Total:	$0

In this month's remittance there were $9,433 in losses that were remitted to the trust, none of which can be reconciled with the servicer's data provided to Murrayhill.  Furthermore, cumulative realized
losses for this security equal              $34,978; however, we
have only been able to reconcile $14,141 of the losses. Murrayhill contacted the master servicer regarding the discrepancy and they stated that they also only reported $14,141 worth of losses. We have contacted the securities administrator regarding the loss discrepancy and are awaiting their response. An update will be provided in next month's Executive Summary.

2004 The Murrayhill Company.  All Rights Reserved.

FAMLT 2004-1 Loss Report
Losses Through: September 30, 2004

September 25, 2004

			Origination
Original Amount
Loan Number	State	Date	   Original LTV
Original Appraisal	Loss	Loss Severity
4942060		CA	2/11/2004	20%
$73,229	     $14,456.89	    19.74%

$366,145
Monthly Totals $14,456.89	    19.74%

July 25, 2004

			Origination
Original Amount
Loan Number	State	Date	   Original LTV
Original Appraisal	Loss	Loss Severity
4945065		CA	4/15/2004	69%
$571,200	$836.82	    0.15%

$830,000
Monthly Total:
$836.82	    0.15%

Overall Total:
$15,293.71  2.37%

2004 The Murrayhill Company.  All Rights Reserved.

Section Four
Analytics

2004 The Murrayhill Company.  All Rights Reserved.

FAMLT 2004-1 FICO Distribution by Status
Mortgage Data Through: September 30, 2004

FICO	Delinquency	Percentage
500	Current		0.005
500	Delinquent	0.008
510	Current		0.015
510	Delinquent	0.028
510	Paid Off	0.027
520	Current		0.027
520	Delinquent	0.07
520	Paid Off	0.02
530	Current		0.033
530	Delinquent	0.067
530	Paid Off	0.02
540	Current		0.034
540	Delinquent	0.064
540	Paid Off	0.037
550	Current		0.044
550	Delinquent	0.081
550	Paid Off	0.027
560	Current		0.042
560	Delinquent	0.031
560	Paid Off	0.034
570	Current		0.039
570	Delinquent	0.078
570	Paid Off	0.054
580	Current		0.058
580	Delinquent	0.067
580	Paid Off	0.071
590	Current		0.048
590	Delinquent	0.047
590	Paid Off	0.044
600	Current		0.068
600	Delinquent	0.064
600	Paid Off	0.071
610	Current		0.075
610	Delinquent	0.078
610	Paid Off	0.101
620	Current		0.089
620	Delinquent	0.05
620	Paid Off	0.084
630	Current		0.074
630	Delinquent	0.07
630	Paid Off	0.044
640	Current		0.064
640	Delinquent	0.042
640	Paid Off	0.071
650	Current		0.056
650	Delinquent	0.022
650	Paid Off	0.054
660	Current		0.045
660	Delinquent	0.031
660	Paid Off	0.034
670	Current		0.047
670	Delinquent	0.028
670	Paid Off	0.061
680	Current		0.033
680	Delinquent	0.014
680	Paid Off	0.024
690	Current		0.024
690	Delinquent	0.025
690	Paid Off	0.024
700	Current		0.017
700	Delinquent	0.003
700	Paid Off	0.024
710	Current		0.014
710	Paid Off	0.017
720	Current		0.012
720	Delinquent	0.008
720	Paid Off	0.01
730	Current		0.012
730	Delinquent	0.006
730	Paid Off	0.02
740	Current		0.009
740	Paid Off	0.01
750	Current		0.004
750	Delinquent	0.003
760	Current		0.002
760	Paid Off	0.007
770	Current		0.005
770	Delinquent	0.003
770	Paid Off	0.01
780	Current		0.003
780	Delinquent	0.003
780	Paid Off	0.003
790	Current		0
790	Delinquent	0.008
800	Current		0
820	Current		0

Status		# of Loans    Average	Std. Deviation
Current		4,412		615	57.655
Delinquent	358		591	56.032
Paid Off	297		618	56.603
Total:		5,067

Copyright 2004, The Murrayhill Company. All rights reserved.

FAMLT 2004-1 Loan-to-Value Distribution by Status
Mortgage Data Through: September 30, 2004

LTV	Delinquency	Percentage
0.1	Current		0.001
0.2	Current		0.088
0.2	Paid Off	0.088
0.2	Delinquent	0.095
0.3	Paid Off	0.013
0.3	Current		0.009
0.3	Delinquent	0.011
0.4	Paid Off	0.007
0.4	Delinquent	0.003
0.4	Current		0.01
0.5	Delinquent	0.008
0.5	Current		0.016
0.5	Paid Off	0.017
0.6	Current		0.041
0.6	Paid Off	0.061
0.6	Delinquent	0.028
0.7	Paid Off	0.121
0.7	Current		0.105
0.7	Delinquent	0.092
0.8	Paid Off	0.347
0.8	Delinquent	0.436
0.8	Current		0.357
0.9	Paid Off	0.3
0.9	Delinquent	0.302
0.9	Current		0.304
1	Delinquent	0.025
1	Paid Off	0.047
1	Current		0.068

Status		# of Loans	Average	  Std. Deviation
Current		4,412		0.826	  0.12
Delinquent	358		0.829	  0.101
Paid Off	297		0.815	  0.121
Total:		5,067

Copyright 2004, The Murrayhill Company. All rights reserved.

FAMLT 2004-1 Balance Distribution by Status
Mortgage Data Through: September 30, 2004

Balance	Delinquency	Percentage
20000	Current		0.016
20000	Delinquent	0.031
30000	Current		0.041
30000	Delinquent	0.047
40000	Current		0.049
40000	Delinquent	0.061
50000	Current		0.05
50000	Delinquent	0.101
60000	Current		0.05
60000	Delinquent	0.078
70000	Current		0.051
70000	Delinquent	0.047
80000	Current		0.051
80000	Delinquent	0.042
90000	Current		0.047
90000	Delinquent	0.05
100000	Current		0.05
100000	Delinquent	0.056
110000	Current		0.051
110000	Delinquent	0.045
120000	Current		0.043
120000	Delinquent	0.05
130000	Current		0.046
130000	Delinquent	0.031
140000	Current		0.038
140000	Delinquent	0.022
150000	Current		0.035
150000	Delinquent	0.025
160000	Current		0.026
160000	Delinquent	0.014
170000	Current		0.023
170000	Delinquent	0.014
180000	Current		0.027
180000	Delinquent	0.036
190000	Current		0.018
190000	Delinquent	0.011
200000	Current		0.024
200000	Delinquent	0.02
210000	Current		0.019
210000	Delinquent	0.022
220000	Current		0.014
220000	Delinquent	0.017
230000	Current		0.015
230000	Delinquent	0.008
240000	Current		0.011
240000	Delinquent	0.006
250000	Current		0.013
250000	Delinquent	0.008
260000	Current		0.01
260000	Delinquent	0.008
270000	Current		0.008
270000	Delinquent	0.006
280000	Current		0.011
280000	Delinquent	0.003
290000	Current		0.009
290000	Delinquent	0.006
300000	Current		0.008
300000	Delinquent	0.011
310000	Current		0.005
310000	Delinquent	0.014
320000	Current		0.008
320000	Delinquent	0.003
330000	Current		0.006
330000	Delinquent	0.003
340000	Current		0.009
340000	Delinquent	0.008
350000	Current		0.008
350000	Delinquent	0.003
360000	Current		0.005
360000	Delinquent	0.008
370000	Current		0.005
370000	Delinquent	0.006
380000	Current		0.008
380000	Delinquent	0.008
390000	Current		0.005
390000	Delinquent	0.006
400000	Current		0.006
400000	Delinquent	0.006
410000	Current		0.004
410000	Delinquent	0.003
420000	Current		0.005
430000	Current		0.005
430000	Delinquent	0.006
440000	Current		0.002
450000	Current		0.002
450000	Delinquent	0.006
460000	Current		0.004
460000	Delinquent	0.003
470000	Current		0.002
470000	Delinquent	0.003
480000	Current		0.003
480000	Delinquent	0.003
490000	Current		0.002
490000	Delinquent	0.003
500000	Current		0.002
510000	Current		0.005
520000	Current		0.006
520000	Delinquent	0.003
530000	Current		0.002
530000	Delinquent	0.003
540000	Current		0.002
540000	Delinquent	0.003
550000	Current		0.002
550000	Delinquent	0.003
560000	Current		0.003
570000	Current		0.002
570000	Delinquent	0.003
580000	Current		0.005
580000	Delinquent	0.003
590000	Current		0.003
590000	Delinquent	0.006
600000	Current		0.004
600000	Delinquent	0.003
610000	Current		0.002
620000	Current		0.002
630000	Current		0.003
640000	Current		0.002
650000	Current		0.006
650000	Delinquent	0.006
680000	Current		0
700000	Current		0
700000	Delinquent	0.003
750000	Current		0
760000	Current		0
770000	Current		0
840000	Current		0
1000000	Current		0

Status		# of Loans	Average		Std. Deviation
Current		4,412		170,682.51	140,629.03
Delinquent	358		147,190.85	130,629.04
Total:		4,770

Copyright 2004, The Murrayhill Company. All rights reserved.

FAMLT 2004-1 Mortgage Type Distribution by Status
Mortgage Data Through: September 30, 2004

Mortgage Type		Delinquency	Percentage
Investment Home		Current		0.144
Investment Home		Delinquent	0.156
Investment Home		Paid Off	0.162
Primary Home		Current		0.851
Primary Home		Delinquent	0.838
Primary Home		Paid Off	0.828
Second Home		Current		0.005
Second Home		Delinquent	0.006
Second Home		Paid Off	0.01

Mortgage Type	Loan Count	Total Balance
Avg. Balance	Std. Deviation
ARM		3,821		671,686,263.74
175,788.08	146,753.99
Fixed		1,246		134,059,314.66
107,591.75	109,200.96
Total:		5,067		805,745,578.40

Copyright 2004, The Murrayhill Company. All rights reserved.

FAMLT 2004-1 Mortgage Term Distribution by Status
Mortgage Data Through: September 30, 2004

Mortgage Term	Delinquency	Percentage
180		Current		0.117
180		Delinquent	0.112
180		Paid Off	0.108
360		Paid Off	0.892
360		Delinquent	0.888
360		Current		0.883

# of Loans	Other	120	180	240	360
5,067		0	0	586	0	4481

Copyright 2004, The Murrayhill Company. All rights reserved.

FAMLT 2004-1 Mortgage Purpose Distribution
Mortgage Data Through: September 30, 2004


Origination Statistics
Current Loans
Number of Loans: 	5,166
Number of Loans: 	4,412
Purpose			Number	Percentage
Purpose			Number	Percentage
Cash-out refinance	1,580	30.6%
Cash-out refinance	1,347   30.5%
Purchase		2,411	46.7%
Purchase		2,037	46.2%
Rate/term 		400	7.7%
Rate/term 		354	8.0%
Home 			0	0.0%
Home 			0	0.0%
Other			775	15.0%
Other			674	15.3%
Total			5,166	100%
Total			4,412	100%

Delinquent Loans
Paid Off Loans
Number of Loans: 	358
Number of Loans: 	297
Purpose			Number	Percentage
Purpose			Number	Percentage
Cash-out refinance	83	23.2%
Cash-out refinance	114	38.4%
Purchase		216	60.3%
Purchase		125	42.1%
Rate/term 		29	8.1%
Rate/term 		11	3.7%
Home 			0	0.0%
Home 			0	0.0%
Other			30	8.4%
Other			47	15.8%
Total			358	100%
Total			297	100%

2004 The Murrayhill Company.  All Rights Reserved.

FAMLT 2004-1 Ownership Distribution by Status
Mortgage Data Through: September 30, 2004

Ownership Type		Delinquency	Percentage
Investment Home		Current		0.144
Investment Home		Delinquent	0.156
Investment Home		Paid Off	0.162
Primary Home		Current		0.851
Primary Home		Delinquent	0.838
Primary Home		Paid Off	0.828
Second Home		Current		0.005
Second Home		Delinquent	0.006
Second Home		Paid Off	0.01

Title		# of Loans
Investment Home	739
Primary Home	4,299
Second Home	29
Total:		5,067

Copyright 2004, The Murrayhill Company. All rights reserved.

FAMLT 2004-1 Delinquent Count Over Time
Mortgage Data Through: September 30, 2004

Total Count in Status

AsOfDate	30 Days	60 Days	90 Days	Foreclosure	REO
5/31/2004	3	0	0	0		0
6/30/2004	110	40	24	0		0
7/31/2004	123	66	40	14		0
8/31/2004	151	52	53	39		1
9/30/2004	166	68	68	49		7

2004 The Murrayhill Company.  All Rights Reserved.

FAMLT 2004-1 Delinquent Balance Over Time
Mortgage Data Through: September 30, 2004

Total Balance in Status

AsOfDate	30 Days		60 Days		90 Days
Foreclosure	REO
5/31/2004	$654,100	$0		$0
-		-
6/30/2004	$15,701,213	$6,516,720	$3,295,524
-		-
7/31/2004	$19,542,229	$9,168,727	$4,989,522
$3,067,293	-
8/31/2004	$23,922,463	$9,814,978	$6,546,765
$6,908,847	$39,974
9/30/2004	$22,250,292	$11,853,867	$7,654,956
$10,106,784	$828,425

2004 The Murrayhill Company.  All Rights Reserved.

FAMLT 2004-1 Conditional Prepayment Rates
Mortgage Data Through: September 30, 2004

Date 1		Distribution Date	CPR	  3-Month MA
6-Month MA	12-Month MA
30-Sep-04	25-Oct-04		30.01%	  25.81%
31-Aug-04	25-Sep-04		26.74%	  22.84%
31-Jul-04	25-Aug-04		20.37%
30-Jun-04	25-Jul-04		21.24%

1Data in table is displayed for only the most recent 18 months.

2004 The Murrayhill Company.  All Rights Reserved.

FAMLT 2004-1 Historical SDA Performance
Mortgage Data Through: September 30, 2004

		Weighted		Monthly
Date		Average Age	Default Amt	Default Rate
CDR (F-R)	SDA Curve	SDA %
30-Sep-04	7.28		$788,451	0.09%
1.07%		0.15%		738%
31-Aug-04	6.29		$39,974		0.00%
0.00%		0.13%		0%
31-Jul-04	5.29		$0		0.00%
0.00%		0.11%		0%
30-Jun-04	4.30		$0		0.00%
0.00%		0.09%		0%
31-May-04	1.88		$0		0.00%
0.00%		0.04%		0%

Averages:	5.01		$165,685	0.02%
0.21%		0.10%		148%

2004 The Murrayhill Company.  All Rights Reserved.